UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2026

EQUIFAX INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-06605	58-0401110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Peachtree Street, N.W. Atlanta, Georgia	30309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 885-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.25 par value per share	EFX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Revolving Credit Agreement

On April 23, 2026, Equifax Inc. (the “Company”) and certain of its subsidiaries, Equifax Limited, Equifax Canada Co., Equifax International Treasury Services Unlimited Company and Equifax Australia Holdings Pty Ltd (collectively, the “Subsidiary Borrowers”), entered into a Fourth Amendment to Credit Agreement (the “Amendment”), which amends the Company’s existing Credit Agreement, dated as of August 25, 2021, among the Company, the Subsidiary Borrowers, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (as previously amended, the “Credit Agreement”). The Amendment, among other things, increases the commitments of the unsecured revolving credit facility provided pursuant to the Credit Agreement from an aggregate principal amount of $1.5 billion to aggregate principal amount of $2 billion, increases the swingline loan availability from $150 million to $200 million, and removes the 10 basis point credit spread adjustment applicable to “Term SOFR” borrowings. In addition, the Amendment extends the termination date with respect to $1.9 billion of the aggregate revolving credit facility commitments by one year from August 25, 2028 to August 25, 2029. The termination date with respect to the remaining $100 million of the revolving credit facility commitments is August 25, 2028. Except as amended by the Amendment, the terms of the Credit Agreement remain in full force and effect.

The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Fourth Amendment to Credit Agreement, dated as of April 23, 2026, by and between Equifax Inc., the designated borrowers party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (filed herewith).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.

By:	/s/ Julia A. Houston
Name:	Julia A. Houston
Title:	Executive Vice President, Chief Legal Officer

Date: April 24, 2026